Filed under Rule 497(k)
Registration No. 033-52742

SUNAMERICA SERIES TRUST

Equity Index Portfolio

(the “Portfolio”)

Supplement dated December 30, 2015, to the Portfolio’s

Summary Prospectus dated May 1, 2015, as amended

Effective immediately, all reference to Kara Murphy is deleted in its entirety. In addition, in the section entitled “Portfolio Summary: Equity Index Portfolio – Investment Adviser,” the portfolio manager disclosure is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title
Timothy Campion	2013	Lead Portfolio Manager
Jane Bayar	2015	Co-Portfolio Manager
Andrew Sheridan	2013	Co-Portfolio Manager

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.